Summary prospectus supplement	August 23, 2011

Putnam Research Fund Summary Prospectus dated November 30, 2010

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Kelsey Chen, Steven Curbow, George Gianrikas, Ferat Ongoren, Walter Scully and Michael Yogg.

Mr Cooper joined the portfolio team for the fund in July 2011 and is Director of Global Equity Research.

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